Exhibit 10.28

AMENDMENT No. 2, dated as of January 23, 2013 (this “Amendment”), to the Credit Agreement, dated as of February 15, 2012 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among Taminco Global Chemical Corporation (the “Borrower”), Taminco Intermediate Corporation (“Holdings”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended hereby).

WHEREAS, Section 2.21 of the Credit Agreement permits the refinancing of all or a portion of outstanding Term Loans of any Class with Other Term Loans through a Refinancing Amendment;

WHEREAS, the Borrower desires to create two new tranches of term loans consisting of Tranche B-2 Dollar Term Loans and Tranche B-2 Euro Term Loans (each as defined in Section 1 hereto) pursuant to amendments authorized by Section 2.21 of the Credit Agreement, which Tranche B-2 Dollar Term Loans and Tranche B-2 Euro Term Loans shall have identical terms as the Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, respectively, except as such terms are specifically amended hereby and shall be in a like principal amount as the outstanding Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, respectively, and the proceeds of which will be used to refinance all of the Tranche B-1 Term Loans all as more fully set forth in Section 1;

WHEREAS, upon the effectiveness of this Amendment, each Tranche B-1 Term Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) indicating the “Cashless Settlement Option” (each, a “Cashless Option Lender”) shall be deemed to have exchanged all of its Tranche B-1 Term Loans that are Tranche B-1 Dollar Term Loans for Tranche B-2 Dollar Term Loans, in the case of a Tranche B-1 Dollar Term Lender, or all of its Tranche B-1 Term Loans that are Tranche B-1 Euro Term Loans for Tranche B-2 Euro Term Loans, in the case of a Tranche B-1 Euro Term Lender (which Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans shall thereafter no longer be deemed to be outstanding) in the same aggregate principal amount as such Tranche B-1 Term Lender’s Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as applicable, as of the Amendment No. 2 Effective Date and such Tranche B-1 Term Lender shall thereafter become a Tranche B-2 Dollar Term Lender or a Tranche B-2 Euro Term Lender (each as defined in Section 1 hereto), as applicable;

WHEREAS, upon the effectiveness of this Amendment, (i) each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Dollar Term Joinder”) as an Additional Tranche B-2 Dollar Term Lender (as defined in Section 1 hereto) will make Additional Tranche B-2 Dollar Term Loans to the Borrower in Dollars and (ii) each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit C (a “Euro Term Joinder”) as an Additional Tranche B-2 Euro Term Lender (as defined in Section 1 hereto) will make Additional Tranche B-2 Euro Term Loans to the Borrower in Euro, in each case, in the amount set forth on the signature page of such Person’s Dollar Term Joinder or Euro Term Joinder, as applicable, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Tranche B-1 Term Loans that are not exchanged for Tranche B-2 Term Loans (as defined in Section 1 hereto), as well as prepay Tranche B-1 Term Loans from Tranche B-1 Term Lenders that execute and deliver a Consent indicating the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”); and the Borrower shall pay to each Tranche B-1 Term Lender all accrued and unpaid interest on the Tranche B-1 Term Loans to, but not including, the date of effectiveness of the Amendment;

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement to decrease the rate of interest applicable to the Revolving Loans and each Revolving Lender directly affected thereby has delivered a Consent hereto;

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Loan Parties desire to amend certain provisions of the Credit Agreement on the terms set forth herein and the Required Lenders have consented to such amendments;

WHEREAS, the Joint Bookrunners are joint lead arrangers and joint bookrunners for Amendment No. 2;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 2 Effective Date as follows:

(a) The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Additional Tranche B-2 Dollar Term Commitment” shall mean, with respect to an Additional Tranche B-2 Dollar Term Lender, the commitment of such Additional Tranche B-2 Dollar Term Lender to make Additional Tranche B-2 Dollar Term Loans on the Amendment No. 2 Effective Date, in the amount set forth in the Joinder Agreement of such Additional Tranche B-2 Dollar Term Lender. The aggregate amount of the Additional Tranche B-2 Dollar Term Commitments shall equal the outstanding principal amount of Tranche B-1 Term Loans that are Tranche B-1 Dollar Term Loans of Non-Exchanging Dollar Term Lenders.

“Additional Tranche B-2 Dollar Term Lender” shall mean a Person with an Additional Tranche B-2 Dollar Term Commitment on the Amendment No. 2 Effective Date. For the avoidance of doubt, a Tranche B-1 Term Lender can also be an Additional Tranche B-2 Dollar Term Lender.

“Additional Tranche B-2 Dollar Term Loan” shall mean a Term Loan in Dollars that is made pursuant to Section 2.01(e)(ii)(1) on the Amendment No. 2 Effective Date.

“Additional Tranche B-2 Euro Term Commitment” shall mean, with respect to an Additional Tranche B-2 Euro Term Lender, the commitment of such Additional Tranche B-2 Euro Term Lender to make Additional Tranche B-2 Euro Term Loans on the Amendment No. 2 Effective Date, in the amount set forth in the Joinder Agreement of such Additional Tranche B-2 Euro Term Lender. The aggregate amount of the Additional Tranche B-2 Euro Term Commitments shall equal the outstanding principal amount of Tranche B-1 Term Loans that are Tranche B-1 Euro Term Loans of Non-Exchanging Euro Term Lenders.

“Additional Tranche B-2 Euro Term Lender” shall mean a Person with an Additional Tranche B-2 Euro Term Commitment on the Amendment No. 2 Effective Date. For the avoidance of doubt, a Tranche B-1 Term Lender can also be an Additional Tranche B-2 Euro Term Lender.

“Additional Tranche B-2 Euro Term Loan” shall mean a Term Loan in Euro that is made pursuant to Section 2.01(e)(ii)(2) on the Amendment No. 2 Effective Date.

“Additional Tranche B-2 Term Commitments” shall mean the Additional Tranche B-2 Dollar Term Commitments and the Additional Tranche B-2 Euro Term Commitments.

“Additional Tranche B-2 Term Lenders” shall mean the Additional Tranche B-2 Dollar Term Lenders and the Additional Tranche B-2 Euro Term Lenders.

“Additional Tranche B-2 Term Loans” shall mean the Additional Tranche B-2 Dollar Term Loans and the Additional Tranche B-2 Euro Term Loans.

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement dated as of January 23, 2013.

“Amendment No. 2 Effective Date” shall mean January 23, 2013, the first Business Day on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied and the Tranche B-2 Term Loans are funded or deemed funded through a cashless settlement pursuant to Section 2.01(e)(i), as applicable.

“Non-Exchanging Tranche B-1 Dollar Term Lender” shall mean each Tranche B-1 Dollar Term Lender that (i) did not execute and deliver a Consent on or prior to the Amendment No. 2 Effective Date or (ii) is a Post-Closing Option Lender.

“Non-Exchanging Tranche B-1 Euro Term Lender” shall mean each Tranche B-1 Euro Term Lender that (i) did not execute and deliver a Consent on or prior to the Amendment No. 2 Effective Date or (ii) is a Post-Closing Option Lender.

“Tranche B-2 Dollar Term Exchange Commitment” shall mean, with respect to a Tranche B-1 Dollar Term Lender, the agreement of such Tranche B-1 Dollar Term Lender to exchange its Tranche B-1 Dollar Term Loans for an equal aggregate principal amount of Tranche B-2 Dollar Term Loans on the Amendment No. 2 Effective Date, as evidenced by such Tranche B-1 Dollar Term Lender executing and delivering its Consent and indicating the “Cashless Settlement Option”.

“Tranche B-2 Dollar Term Lender” shall mean, collectively, (i) each Tranche B-1 Dollar Term Lender that executes and delivers a Consent (and indicates the “Cashless Settlement Option”) on or prior to the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-2 Dollar Term Lender.

“Tranche B-2 Dollar Term Loan” shall mean, collectively, (i) a Term Loan in Dollars made pursuant to Section 2.01(e)(i)(1) on the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-2 Dollar Term Loan.

“Tranche B-2 Euro Term Exchange Commitment” shall mean, with respect to a Tranche B-1 Euro Term Lender, the agreement of such Tranche B-1 Euro Term Lender to exchange its Tranche B-1 Euro Term Loans for an equal aggregate principal amount of Tranche B-2 Euro Term Loans on the Amendment No. 2 Effective Date, as evidenced by such Tranche B-1 Euro Term Lender executing and delivering its Consent and indicating the “Cashless Settlement Option”.

“Tranche B-2 Euro Term Lender” shall mean, collectively, (i) each Tranche B-1 Euro Term Lender that executes and delivers a Consent (and indicates the “Cashless Settlement Option”) on or prior to the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-2 Euro Term Lender.

“Tranche B-2 Euro Term Loan” shall mean, collectively, (i) a Term Loan in Euro made pursuant to Section 2.01(e)(i)(2) on the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-2 Euro Term Loan.

“Tranche B-2 Term Exchange Commitments” shall mean, collectively, the Tranche B-2 Dollar Term Exchange Commitments and the Tranche B-2 Euro Term Exchange Commitments.

“Tranche B-2 Term Lenders” shall mean the Tranche B-2 Dollar Term Lenders and the Tranche B-2 Euro Term Lenders.

“Tranche B-2 Term Loans” shall mean, collectively, the Tranche B-2 Dollar Term Loans and the Tranche B-2 Euro Term Loans.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definitions of “Adjusted Eurocurrency Rate”, “Alternate Base Rate”, “Applicable Rate”, “Cashless Option Lender”, “Consent”, “Joinder Agreement”, “Non-Exchanging Dollar Term Lender”, “Non-Exchanging Euro Term Lender”, “Permitted Recourse Receivables Financing” and “Post-Closing Option Lender” with the following definitions:

“Adjusted Eurocurrency Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) (i) the Eurocurrency Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate and (b) 1.00%.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, (c) the Adjusted Eurocurrency Rate determined two Business Days prior to such date (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1% and (d) 2.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurocurrency Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurocurrency Rate, respectively.

“Applicable Rate” means, for any day, (a) with respect to any Tranche B-2 Dollar Term Loan, (A) 2.25% per annum, in the case of an ABR Loan, and (B) 3.25% per annum, in the case of a Eurocurrency Loan, (b) with respect to any Tranche B-2 Euro Term Loan, (A) 2.50% per annum, in the case of an ABR Loan, and (B) 3.50% per annum, in the case of a Eurocurrency Loan, (c) with respect to the commitment fee, 0.50% per annum, and (d) with respect to any Revolving Loan, the applicable rate per annum set forth below, based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b); provided that, for the purposes of clause (d), until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(a) or 5.01(b) as of and for the first full fiscal quarter ended after the Effective Date, the Applicable Rate shall be based on the rates per annum set forth in Category 1:

Consolidated First Lien Leverage Ratio:	ABR Spread for Revolving Loans	Eurocurrency Spread for Revolving Loans
Category 1 Greater than or equal to 1.50 to 1.00	2.25%	3.25%

Category 2 Less than 1.50 to 1.00 and greater than or equal to 1.00 to 1.00	2.00%	3.00%

Category 3 Less than 1.00 to 1.00	1.75%	2.75%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Consolidated First Lien Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate for Revolving Loans, at the option of the Administrative Agent or the Required Revolving Lenders, shall be based on the rates per annum set forth in Category 1 (i) at any time that an Event of Default under Section 7.01(a) has occurred and is continuing and shall continue to so apply to but excluding the date on which such Event of Default shall cease to be continuing (and thereafter, the Category otherwise determined in accordance with this definition shall apply) or (ii) if Holdings and the Borrower fail to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01 (b) or any Compliance Certificate required to be delivered pursuant hereto, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof.

“Cashless Option Lender” shall mean (i) with respect to Amendment No. 1, each Initial Term Lender that executed and delivered Consent to Amendment No. 1 indicating the “Cashless Settlement Option” and (ii) with respect to Amendment No. 2, each Tranche B-1 Term Lender that has executed and delivered a Consent to Amendment No. 2 indicating the “Cashless Settlement Option.”

“Consent” shall mean (i) with respect to Amendment No. 1, a consent to Amendment No. 1 substantially in the form of Exhibit A attached thereto and (ii) with respect to Amendment No. 2, a consent to Amendment No. 2 substantially in the form of Exhibit A attached thereto.

“Joinder Agreement” shall mean (i) with respect to Amendment No. 1, a joinder agreement substantially in the form of Exhibit B (in the case of Additional Tranche B-1 Dollar Term Lenders) or Exhibit C (in the case of Additional Tranche B-1 Euro Term Lenders) attached to Amendment No. 1 and (ii) with respect to Amendment No. 2, a joinder agreement substantially in the form of Exhibit B (in the case of Additional Tranche B-2 Dollar Term Lenders) or Exhibit C (in the case of Additional Tranche B-2 Euro Term Lenders) attached to Amendment No. 2.

“Permitted Recourse Receivables Financing” shall mean one or more recourse receivables purchase facilities made available to the Borrower or any of its Restricted Subsidiaries on normal commercial terms (and for the avoidance of doubt will include a term of at least three years and subject to an overall funding cost which does not exceed 3% per annum) in an aggregate principal amount for all such facilities not exceeding the greater of $35,000,000 and 1.5% of Consolidated Total Assets.

“Post-Closing Option Lender” shall mean (i) with respect to Amendment No. 1, each Initial Term Lender that executed and delivered a Consent to Amendment No. 1 indicating the “Post-Closing Settlement Option and (ii) with respect to Amendment No. 2, each Tranche B-1 Term Lender that has executed and delivered a Consent to Amendment No. 2 indicating the “Post-Closing Settlement Option.”

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “the Amendment No. 1 Effective Date” from the definition of “Repricing Transaction” and replacing it with “the Amendment No. 2 Effective Date”.

(d) Section 2.01 is hereby amended by replacing clause (e) and adding clause (f) as follows:

“(e) (i) Subject to the terms and conditions set forth herein, (1) each Cashless Option Lender that is a Tranche B-1 Dollar Term Lender agrees to exchange its Tranche B-1 Term Loans that are Tranche B-1 Dollar Term Loans for a like principal amount of Tranche B-2 Dollar Term Loans on the Amendment No. 2 Effective Date and (2) each Cashless Option Lender that is a Tranche B-1 Euro Term Lender agrees to exchange its Tranche B-1 Term Loans that are Tranche B-1 Euro Term Loans for a like principal amount of Tranche B-2 Euro Term Loans on the Amendment No. 2 Effective Date.

(ii) Subject to and upon the terms and conditions set forth herein, (1) each Additional Tranche B-2 Dollar Term Lender agrees to make Additional Tranche B-2 Dollar Term Loans in Dollars to the Borrower on the Amendment No. 2 Effective Date in a principal amount not to exceed its Additional Tranche B-2 Dollar Term Commitment on the Amendment No. 2 Effective Date and (2) each Additional Tranche B-2 Euro Term Lender agrees to make Additional Tranche B-2 Euro Term Loans in Euro to the Borrower on the Amendment No. 2 Effective Date in a principal amount not to exceed its Additional Tranche B-2 Euro Term Commitment on the Amendment No. 2 Effective Date. The Borrower shall prepay all Tranche B-1 Term Loans of Non-Exchanging Term Lenders with the gross proceeds of the Additional Tranche B-2 Term Loans.

(iii) The Tranche B-2 Dollar Term Loans shall have the same terms as the Tranche B-1 Term Loans that are Tranche B-1 Dollar Term Loans and the Tranche B-2 Euro Term Loans shall have the same terms as the Tranche B-1 Term Loans that are Tranche B-1 Euro Term Loans, in each case, as set forth in the Credit Agreement and the other Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2. For avoidance of doubt, the Tranche B-2 Term Loans shall constitute “Loan Document Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and the other Loan Documents as the Tranche B-1 Term Loans prior to the Amendment No. 2 Effective Date, except as explicitly modified by Amendment No. 2.

(iv) The initial Interest Period for the Tranche B-2 Term Loans shall commence on the Amendment No. 2 Effective Date.

(f) Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.”

(e) Section 2.08 of the Credit Agreement is hereby amended by adding the following clause (e) to such Section:

“(e) The Additional Tranche B-2 Term Commitments and the Tranche B-2 Exchange Commitments shall be automatically terminated on the Amendment No. 2 Effective Date upon the borrowing of the Tranche B-2 Term Loans on such date.”

(f) Section 2.11(a) of the Credit Agreement is hereby amended by replacing the proviso therein with the following:

“provided that in the event that, on or prior to the date that is six months following the Amendment No. 2 Effective Date, the Borrower (x) makes any optional prepayment of Tranche B-2 Term Loans incurred on the Amendment No. 2 Effective Date in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Tranche B-2 Term Lender, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Tranche B-2 Term Loans being prepaid or (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the applicable Tranche B-2 Term Loans outstanding immediately prior to such amendment.

(g) Section 2.11 of the Credit Agreement is hereby amended by adding the following clause (k) to such Section:

“(k) Notwithstanding anything to the contrary contained in this Section 2.11, 100% of the proceeds of all Additional Tranche B-2 Term Loans shall be used to repay Tranche B-1 Term Loans of the Non-Exchanging Term Lenders.”

(h) Section 2.20(a)(ii) of the Credit Agreement is hereby amended by deleting “Tranche B-1 Term Loans” from clause (C) and replacing it with “Tranche B-2 Term Loans”.

(i) Section 3.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 3.12 Use of Proceeds. The Borrower will use the proceeds of (a) the Term Loans made on the Effective Date to finance the Transactions and pay Transaction Costs, (b) the Revolving Loans and Swingline Loans after the Effective Date for general corporate purposes; provided that Revolving Loans may be made on the Effective Date to fund pre-closing changes in working capital required to be paid by the Borrower pursuant to the terms of the Acquisition Agreement, (c) the Tranche B-1 Term Loans made on the Amendment No. 1 Effective Date to refinance the Initial Term Loans and (d) the Tranche B-2 Term Loans made on the Amendment No. 2 Effective Date to refinance the Tranche B-1 Term Loans.”

(j) Section 6.01(s) of the Credit Agreement is hereby amended by replacing the first reference to “Section 6.02(gg)(ii)” with “Section 6.02(gg)”.

(k) All references to “Dollar Term Loan” and “Euro Term Loan” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Tranche B-2 Dollar Term Loan” and “Tranche B-2 Euro Term Loan”, respectively (unless the context otherwise requires).

(l) (a) The Additional Tranche B-2 Term Commitments shall not be treated as a Term Commitment Increase as such term is defined in Section 2.20(ii); and (b) the Additional Tranche B-2 Term Loans shall not be treated as Incremental Term Loans as such term is defined in Section 2.20(ii).

Section 2. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the Amendment No. 2 Effective Date that:

(a) The execution, delivery and performance by each Loan Party of this Amendment (a) have been duly authorized by all corporate or limited liability company or partnership action required to be obtained by the Loan Parties and (b) will not (i) (A) violate any provision of law, statute, rule or regulation, or of the Organizational Documents of any Loan Party, (B) violate any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any indenture, certificate of designation for preferred stock, agreement or any other instrument to which any Loan Party is a party or by which any of them or their property is or may be bound, where any such conflict, violation, breach or default referred to in this clause (i) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Liens permitted by Section 6.02 of the Credit Agreement.

(b) Before and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date, as though made on and as of such date; provided that, to the extent that such representations and warranties specifically refer to an earlier date or period, they shall be true and correct in all material respects as of such earlier date or period; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be (after giving effect to such qualification).

(c) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received (i) from each Tranche B-1 Term Lender with a Tranche B-2 Term Exchange Commitment and from Post-Closing Option Lenders having Additional Tranche B-2 Term Commitments equal in principal amount to the amount of Tranche B-1 Term Loans held by Non-Exchanging Term Lenders, (ii) from the Administrative Agent and (iii) from the Borrower and each Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party (or a Consent) or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received executed Consents from the Required Lenders.

(c) The Administrative Agent shall have received from each Additional Tranche B-2 Term Lender (other than Post-Closing Option Lenders) an executed counterpart to the applicable Joinder Agreement.

(d) The Borrower shall have paid to all Tranche B-1 Term Lenders on the Amendment No. 2 Effective Date, simultaneously with the making of Tranche B-2 Term Loans under the Credit Agreement, all accrued and unpaid interest on their Tranche B-1 Term Loans to, but not including, the Amendment No. 2 Effective Date.

(e) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment No. 2 Effective Date) of Kirkland & Ellis LLP, New York counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

(f) The Borrower shall have paid (i) the Joint Bookrunners the fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date and (ii) the Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) for which invoices have been presented at least three Business Days prior to the Amendment No. 2 Effective Date.

(g) At the time of and immediately after giving effect to this Amendment no Default or Event of Default shall have occurred and be continuing.

(h) The Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (in relation to a Loan Party constituted under German law not older than 14 days and certified by the relevant commercial register) and in relation to a Luxembourg Loan Party an up-to-date excerpt from the Luxembourg Register in respect of the Luxembourg Loan Party as of the date of this Amendment and a certificate from the Luxembourg Register dated as at the date hereof stating that no judicial decision has been registered with the Luxembourg Register by application of article 13, items 2 to 11 and 13 and article 14 of the RCS Law, according to which the Luxembourg Loan Party would be subject to one of the judicial proceedings referred to in these provisions of the RCS Law including in particular, bankruptcy (faillite), controlled management (gestion contrôlée), suspension of payments (sursis de paiement), arrangement with creditors (concordat préventif de la faillite) and judicial liquidation (liquidation judiciaire) proceedings, (ii) signature and, to the extent such concept exists, incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, setting out, in respect of each Belgian Loan Party, the reasons why the board of directors of that Belgian Loan Party considered that the entry into this Amendment, is of the benefit to that Loan Party, certified as of the Amendment No. 2 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(i) To the extent required and requested by any Additional Tranche B-2 Term Lenders at least three Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received all documentation and other information about the Loan Parties as shall have been requested in writing by such Additional Tranche B-2 Term Lenders that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

(j) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the accuracy of the representations set forth in paragraphs (b) and (c) of Section 2 hereof.

(k) The Administrative Agent shall have received a Consent to this Amendment from each Revolving Lender.

Section 4. Waivers. Solely in connection with the borrowing of Tranche B-2 Term Loans on the Amendment No. 2 Effective Date, the repayment of Tranche B-1 Term Loans in connection therewith, the Administrative Agent and the Lenders party hereto hereby waive (a) any required notice of prepayment of Tranche B-1 Term Loans pursuant to Section 2.11(f) of the Credit Agreement and (b) any required notice of borrowing of Tranche B-2 Term Loans pursuant to Section 2.03 of the Credit Agreement. Each Lender delivering a Consent to this Amendment hereby irrevocably waives its right to receive any payments under Section 2.16 of the Credit Agreement as a result of its Term B-1 Term Loans being repaid on the Amendment No. 2 Effective Date and not on the last day of the Interest Period applicable thereto.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law. This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment; Reaffirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Required Lenders agree that the Borrower and the Administrative Agent may enter into an Amended and Restated Credit Agreement after the Amendment No. 2 Effective Date in form and substance satisfactory to the Administrative Agent only to give effect to the provisions of this Amendment. By executing and delivering a copy hereof, each Loan Party hereby consents to Amendment No. 2 and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of Amendment No. 2, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Secured Obligations (including, without limitation, the Tranche B-2 Term Loans). For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TAMINCO GLOBAL CHEMICAL CORPORATION

By:	/s/ Laurent Lenoir
Name:	Laurent Lenoir
Title:	Director and Chief Executive Officer

TAMINCO INTERMEDIATE CORPORATION

By:	/s/ Laurent Lenoir
Name:	Laurent Lenoir
Title:	Director and Chief Executive Officer

TAMINCO INC., as Guarantor

By:	/s/ Laurent Lenoir
Name:	Laurent Lenoir
Title:	Director

TAMINCO GROUP HOLDINGS S.À R.L., as Guarantor

By:	/s/ Kurt Decat
Name:	Kurt Decat
Title:	Executive Director

TAMINCO GROUP BVBA, as Guarantor

By:	/s/ Kurt Decat
Name:	Kurt Decat
Title:	Director

[Amendment No. 2]

TAMINCO BVBA,
as Guarantors

By:	/s/ Kurt Decat
Name:	Kurt Decat
Title:	Director

TAMINCO NORTH BVBA,
as Guarantor

By:	/s/ Laurent Lenoir
Name:	Laurent Lenoir
Title:	Manager

TAMINCO GERMANY GMBH,
as Guarantor

By:	/s/ Roel Frére
Name:	Roel Frére
Title:	Managing Director

[Amendment No. 2]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Kirkwood Roland
Name:	Kirkwood Roland
Title:	Director & Vice President

[Amendment No. 2]

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent”) to Amendment No. 2 (“Amendment”) to the Credit Agreement, dated as of February 15, 2012 (the “Credit Agreement”), by and among Taminco Intermediate Corporation, a Delaware corporation (“Holdings”), Taminco Global Chemical Corporation, a Delaware corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Tranche B-1 Dollar Term Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option		Post-Closing Settlement Option

☐	to convert 100% of the outstanding principal amount of the Tranche B-1 Dollar Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Tranche B-2 Dollar Term Loan in a like principal amount.	☐	to have 100% of the outstanding principal amount of the Tranche B-1 Dollar Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-2 Dollar Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

Existing Lenders of Tranche B-1 Euro Term Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option		Post-Closing Settlement Option

☐	to convert 100% of the outstanding principal amount of the Tranche B-1 Euro Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Tranche B-2 Euro Term Loan in a like principal amount.	☐	to have 100% of the outstanding principal amount of the Tranche B-1 Euro Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-2 Euro Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

Revolving Lenders

☐	The undersigned Revolving Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the      of January, 2013.

as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

EXHIBIT B

DOLLAR JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [—], 20[—] (this “Agreement”), by and among [ADDITIONAL TRANCHE B-2 DOLLAR TERM LENDER] (each, an “Additional Tranche B-2 Dollar Term Lender” and, collectively, the “Additional Tranche B-2 Dollar Term Lenders”), TAMINCO GLOBAL CHEMICAL CORPORATION (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 15, 2012, and amended by Amendment No. 1, dated as of May 14, 2012, and Amendment No. 2, dated as of January 23, 2013 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, TAMINCO INTERMEDIATE CORPORATION, a Delaware corporation (“Holdings”), each lender from time to time party thereto and CITIBANK, N.A., as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Tranche B-2 Dollar Term Commitments (the “Additional Tranche B-2 Dollar Term Commitments”) with existing Tranche B-1 Dollar Term Lenders and/or Additional Tranche B-2 Dollar Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Tranche B-2 Dollar Term Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Tranche B-2 Dollar Term Lender hereby agrees to provide the Additional Tranche B-2 Dollar Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement. The Additional Tranche B-2 Dollar Term Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents

Each Additional Tranche B-2 Dollar Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche B-2 Dollar Term Commitments provided pursuant to this Agreement shall constitute Tranche B-2 Dollar Term Exchange Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents, and the Borrower and the Administrative Agent hereby consent to such Additional Tranche B-2 Dollar Term Lender becoming a Lender under the Credit Agreement. Each Additional Tranche B-2 Dollar Term Lender hereby agrees to make an Additional Tranche B-2

Dollar Term Loan to the Borrower in an amount equal to its Additional Tranche B-2 Dollar Term Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.

Each Additional Tranche B-2 Dollar Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Tranche B-2 Dollar Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Tranche B-2 Dollar Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche B-2 Dollar Term Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Tranche B-2 Dollar Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Additional Tranche B-2 Dollar Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche B-2 Dollar Term Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity,

illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first mentioned above.

[NAME OF ADDITIONAL TRANCHE B-2
DOLLAR TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Tranche B-2 Dollar Term Commitments:

$

TAMINCO GLOBAL CHEMICAL
CORPORATION

By:
Name:
Title:

Accepted:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT C

EURO JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [—], 20[—] (this “Agreement”), by and among [ADDITIONAL TRANCHE B-2 EURO TERM LENDER] (each, an “Additional Tranche B-2 Euro Term Lender” and, collectively, the “Additional Tranche B-2 Euro Term Lenders”), TAMINCO GLOBAL CHEMICAL CORPORATION (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 15, 2012, and amended by Amendment No. 1, dated as of May 14, 2012, and Amendment No. 2, dated as of January 23, 2013 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, TAMINCO INTERMEDIATE CORPORATION, a Delaware corporation (“Holdings”), each lender from time to time party thereto and CITIBANK, N.A., as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Tranche B-2 Euro Term Commitments (the “Additional Tranche B-2 Euro Term Commitments”) with existing Tranche B-1 Euro Term Lenders and/or Additional Tranche B-2 Euro Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Tranche B-2 Euro Term Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Tranche B-2 Euro Term Lender hereby agrees to provide the Additional Tranche B-2 Euro Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement. The Additional Tranche B-2 Euro Term Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents

Each Additional Tranche B-2 Euro Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche B-2 Euro Term Commitments provided pursuant to this Agreement shall constitute Tranche B-2 Euro Term Exchange Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents, and the Borrower and the Administrative Agent hereby consent to such Additional Tranche B-2 Euro Term Lender becoming a Lender under the Credit Agreement. Each Additional Tranche B-2 Euro Term Lender hereby agrees to make an Additional Tranche B-2

Euro Term Loan to the Borrower in an amount equal to its Additional Tranche B-2 Euro Term Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.

Each Additional Tranche B-2 Euro Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Tranche B-2 Euro Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Tranche B-2 Euro Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche B-2 Euro Term Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Tranche B-2 Euro Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Additional Tranche B-2 Euro Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche B-2 Euro Term Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity,

C-2

illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

C-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first mentioned above.

[NAME OF ADDITIONAL TRANCHE B-2 EURO TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Tranche B-2 Euro Term Commitments:

€

TAMINCO GLOBAL CHEMICAL
CORPORATION

By:
Name:
Title:

Accepted:

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

C-5